Financial instruments	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
Financial instruments [Text Block]

26. Financial instruments

(a) Fair value and carrying value of financial instruments:

The following presents the fair value ("FV") and carrying value ("CV") of the Group's financial instruments and non-financial derivatives:

	Dec. 31, 2019		Dec. 31, 2018
	FV	CV	FV	CV
Financial assets at amortized cost
Cash and cash equivalents [1]	$396,146	$396,146	$515,497	$515,497
Restricted cash[1]	337	337	3,738	3,738
Fair value through profit or loss
Trade and other receivables1, [2]	91,046	91,046	126,311	126,311
Non-hedge derivative assets[3]	1,712	1,712	6,628	6,628
Prepayment option - embedded derivatives[7]	2,585	2,585	3,664	3,664
Investments at FVTPL[4]	11,287	11,287	15,159	15,159
Total financial assets	503,113	503,113	670,997	670,997
Financial liabilities at amortized cost
Trade and other payables1, [2]	184,604	184,604	164,628	164,628
Deferred Rosemont acquisition consideration[8]	24,491	24,491	-	-
Other financial liabilities[5]	21,338	24,000	17,425	21,361
Senior unsecured notes[6]	1,050,126	994,143	988,294	992,970
Fair value through profit or loss	-	-	-	-
Embedded derivatives[3]	9,074	9,074	7,201	7,201
Non-hedge derivative liabilities[3]	10,295	10,295	2,634	2,634
Total financial liabilities	1,299,928	1,246,607	1,180,182	1,188,794
Net financial liability	$(796,815)	$(743,494)	$(509,185)	$(517,797)
[1]Cash and cash equivalents, restricted cash, trade and other receivables and trade and other payables are recorded at carrying value, which approximates fair value due to their short-term nature and generally negligible credit losses.
[2]Excludes tax and other statutory amounts.
[3]Derivatives are carried at their fair value, which is determined based on internal valuation models that reflect observable forward market commodity prices, currency exchange rates, and discount factors based on market US dollar interest rates adjusted for credit risk.
[4]All investments are carried at their fair value, which is determined using quoted market bid prices in active markets for listed shares.
[5]These financial liabilities relate to agreements with communities near the Constancia project in Peru (note 15). Fair values have been determined using a discounted cash flow analysis based on expected cash flows and a credit adjusted discount rate.
[6]Fair value of the senior unsecured notes (note 17) has been determined using the quoted market price at the year end.
[7]Fair value of the prepayment option embedded derivative related to the long-term debt (note 17) has been determined using a binomial tree/lattice approach based on the Hull-White single factor interest rate term structure model.
[8]Discounted value based on a risk adjusted discount rate.

Fair value hierarchy

The table below provides an analysis by valuation method of financial instruments that are measured at fair value subsequent to recognition. Levels 1 to 3 are defined based on the degree to which fair value inputs are observable and have a significant effect on the recorded fair value, as follows:

-  Level 1: Quoted prices in active markets for identical assets or liabilities;

-  Level 2: Valuation techniques use significant observable inputs, either directly or indirectly, or valuations are based on quoted prices for similar instruments; and

-  Level 3: Valuation techniques use significant inputs that are not based on observable market data.

December 31, 2019	Level 1	Level 2	Level 3	Total
Financial assets measured at fair value
Financial assets at FVTPL:
Non-hedge derivatives	$-	$1,712	$-	$1,712
Investments at FVTPL	11,287	-	-	11,287
Prepayment option embedded derivative	-	2,585	-	2,585
	$11,287	$4,297	$-	$15,584
Financial liabilities measured at fair value
Financial liabilities at FVTPL:
Embedded derivatives	$-	$9,074	$-	$9,074
Non-hedge derivatives	-	10,295	-	10,295
	$-	$19,369	$-	$19,369

December 31, 2018	Level 1	Level 2	Level 3	Total
Financial assets measured at fair value
Financial assets at FVTPL:
Non-hedge derivatives	$-	$6,628	$-	$6,628
Investments at FVTPL	15,159	-	-	15,159
Prepayment option embedded derivative	-	3,664	-	3,664
	$15,159	$10,292	$-	$25,451
Financial liabilities measured at fair value
Financial liabilities at FVTPL:
Embedded derivatives	$-	$7,201	$-	$7,201
Non-hedge derivatives	-	2,634	-	2,634
	$-	$9,835	$-	$9,835

The Group's policy is to recognize transfers into and transfers out of fair value hierarchy levels as of the date of the event or change in circumstances that caused the transfer. During the year ended December 31, 2019 and 2018 the Group did not make any transfers.

(b) Derivatives and hedging:

Copper fixed for floating swaps

Hudbay enters into copper fixed for floating swaps in order to manage the risk associated with provisional pricing terms in copper concentrate sales agreements. As at December 31, 2019, the Group had 30,000 tonnes of net copper swaps outstanding at an effective average price of $2.67/lb and settling across January to April 2020. The aggregate fair value of the transactions at December 31, 2019 was a liability position of $8,362 (December 31, 2018 was an asset position of $4,171).

Non-hedge derivative zinc contracts

Hudbay enters into fixed price sales contracts with zinc customers and, to ensure that the Group continues to receive a floating or unhedged realized zinc price, Hudbay enters into forward zinc purchase contracts that effectively offset the fixed price sales contracts. At December 31, 2019, the Group held contracts for forward zinc purchased of 5,755 tonnes (December 31, 2018 - 2,925 tonnes) that related to forward customer sales of zinc. Prices range from $1.00/lb to $1.15/lb (December 31, 2018 - $1.09/lb to $1.45/lb) and settlement dates extend to December 2020. The aggregate fair value of the transactions at December 31, 2019 was a net liability position of $221 (December 31, 2018 - a net liability position of $177).

(c) Embedded derivatives

Changes in fair value of provisionally priced receivables

The Group records changes in fair value of provisionally priced receivables related to provisional pricing in concentrate purchase, concentrate sale and certain other sale contracts. Under the terms of these contracts, prices are subject to final adjustment at the end of a future period after title transfers based on quoted market prices during the quotation period specified in the contract. The period between provisional pricing and final pricing is typically up to three months.

Changes in fair value of provisionally priced receivables are presented in trade and other receivables when they relate to sales contracts and in trade and other payables when they relate to purchase contracts. At each reporting date, provisionally priced metals are marked-to-market based on the forward market price for the quotation period stipulated in the contract, with changes in fair value recognized in revenue for sales contracts and in cost of sales for purchase concentrate contracts. Cash flows related to changes in fair value of provisionally priced receivables are classified in operating activities.

As at December 31, 2019 and 2018, the Group's net position consisted of contracts awaiting final pricing which are as indicated below:

		Sales awaiting final pricing		Average YTD price ($/unit)
Metal in concentrate	Unit	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2019	Dec. 31, 2018
Copper	tonnes	33,102	30,519	2.80	2.69
Zinc	tonnes	-	199	-	1.13
Gold	oz	16,152	15,528	1,522	1,279
Silver	oz	124,371	96,646	17.86	15.45

The aggregate changes in fair value of provisionally priced receivables within the copper and zinc concentrate sales contracts at December 31, 2019, was an asset position of $10,165 (December 31, 2018 - a liability position of $6,351).

Prepayment option embedded derivative

The senior unsecured notes (note 17) contain prepayment options, which represent embedded derivatives that require bifurcation from the host contract. The prepayment options are measured at fair value, with changes in the fair value being recognized as unrealized gains or losses in finance income and expense (note 6g). The fair value of the embedded derivative at December 31, 2019 was an asset  of $2,585 (December 31, 2018 - an asset of $3,664).

Pampacancha delivery obligation-embedded derivative

The Group has recognized an obligation to deliver additional precious metal credits to Wheaton as a result of the Pampacancha deposit not being mined until 2020. The fair value of the embedded derivative at December 31, 2019 was a liability of $9,074  (December 31, 2018 - $7,201).

(d) Financial risk management

The Group's financial risk management activities are governed by Board-approved policies addressing risk identification, hedging authorization procedures and limits and reporting. Hudbay's policy objective, when hedging activities are undertaken, is to reduce the volatility of future profit and cash flow within the strategic and economic goals of the Group. The Group from time to time employs derivative financial instruments, including forward and option contracts, to manage risk originating from exposures to commodity price risk, foreign exchange risk and interest rate risk. Significant derivative transactions are approved by the Board of Directors, and hedge accounting is applied when certain criteria have been met. The Group does not use derivative financial instruments for trading or speculation purposes. The following is a discussion of the Group's risk exposures.

(i) Market risk

Market risk is the risk that changes in market prices, including foreign exchange rates, commodity prices, share prices, and interest rates will cause fluctuations in the fair value or future cash flows of a financial instrument.

Foreign currency risk

The Group's primary exposure to foreign currency risk arises from:

-  Translation of Canadian dollar denominated costs and, to a lesser extent, Peruvian soles cost into US dollars. Substantially all of the Group's revenue are denominated in US dollars, while the majority of its operating costs are denominated in either the Canadian dollar or Peruvian sol. Generally, with gross profit, appreciation of the US dollar relative to the Canadian dollar will increase the Group's profit.

-  Translation of foreign currency denominated cash and cash equivalents, trade and other receivables, trade and other payables, as well as other financial liabilities. Appreciation of the US dollar relative to a foreign currency will decrease the net asset value of these balances once they have been translated to US dollars, resulting in foreign currency translation losses on foreign currency denominated assets and gains on foreign currency denominated liabilities.

The Manitoba segment's primary financial instrument foreign currency exposure is on US denominated cash and cash equivalents, trade and other receivables and other financial liabilities. The Peru segment's primary financial instrument foreign currency exposure is on Peruvian soles cash and cash equivalents, trade and other payables and other financial liabilities.

The Group's exposure to foreign currency risk was as follows based on notional financial instruments amounts stated in US equivalent dollars:

	Dec. 31, 2019			Dec. 31, 2018
	CAD[1]	USD[2]	PEN[3]	CAD[1]	USD[2]	PEN[3]
Cash and cash equivalent	$8,394	$21,217	$7,617	$11,498	$29,740	$13,934
Trade and other receivables	374	56,998	25,413	711	42,056	1,272
Other financial assets	11,287	-	-	15,159	-	-
Trade and other payables	(5,719)	(435)	(22,618)	(5,341)	(3,133)	(19,513)
Other financial liabilities	-	-	(24,000)	-	-	(21,361)
	$14,336	$77,780	$(13,588)	$22,027	$68,663	$(25,668)
[1] HMI is exposed to foreign currency risk on CAD.
[2] The Manitoba segment is exposed to foreign currency risk on USD.
[3] The Peru segment is exposed to foreign currency risk on PEN.

The following sensitivity analysis for foreign currency risk relates solely to financial instruments and non financial derivatives that were outstanding as at the year end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2019 and does not reflect the overall effect that changes in market variables would have on the Group's results of operations.

December 31, 2019	Change of:	Would have changed 2019 after-tax profit by:
USD/CAD exchange rate[1]	+ 10%	$3.4	million
USD/CAD exchange rate[1]	- 10%	(4.1)	million
USD/PEN exchange rate[2]	+ 10%	0.8	million
USD/PEN exchange rate[2]	- 10%	(1.0)	million
December 31, 2018	Change of:	Would have changed 2018 after-tax profit by:
USD/CAD exchange rate[1]	+ 10%	$5.0	million
USD/CAD exchange rate[1]	- 10%	(6.0)	million
USD/PEN exchange rate[2]	+ 10%	1.5	million
USD/PEN exchange rate[2]	- 10%	(1.8)	million
[1] Effect on profit due to foreign currency remeasurements of balances denominated in a currency different from a Hudbay subsidiary's functional currency.
[2] Effect on profit due to foreign currency remeasurement of balances denominated in Peruvian Sol.

Commodity price risk

Hudbay is exposed to market risk from prices for the commodities the Group produces and sells, such as copper, zinc, gold and silver. From time to time, the Group maintains price protection programs and conducts commodity price risk management through the use of derivative contracts. The following sensitivity analysis for commodity price risk relates solely to financial instruments and non financial derivatives that were outstanding as at the year end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2019 and does not reflect the overall effect that changes in market variables would have on the Group's results of operations.

December 31, 2019	Change of:	Would have changed 2019 after-tax profit by:
Copper prices ($/lb)[3]	+ $ 0.30	$(2.0) million
Copper prices ($/lb)[3]	- $ 0.30	2.0 million
Zinc prices ($/lb)[4]	+ $ 0.10	1.0 million
Zinc prices ($/lb)[4]	- $ 0.10	(1.0) million
December 31, 2018	Change of:	Would have changed 2018 after-tax profit by:
Copper prices ($/lb)[3]	+ $ 0.30	$(3.1) million
Copper prices ($/lb)[3]	- $ 0.30	3.1 million
Zinc prices ($/lb)[4]	+ $ 0.10	0.5 million
Zinc prices ($/lb)[4]	- $ 0.10	(0.5) million
[3] Effect on profit due to embedded provisional pricing derivatives (note 26c) and copper fixed for floating swaps (note 26b).
[4] Effect on profit due to embedded provisional pricing derivatives (note 26c) and non-hedge zinc derivatives (note 26b).

Share price risk

Hudbay is exposed to market risk from share prices for the Group's investments in listed Canadian metals and mining companies. These investments are made to foster strategic relationships, in connection with joint venture agreements and for investment purposes. Management monitors the value of these investments for the purposes of determining whether to add or reduce the Group's positions. The following sensitivity analysis for share price risk relates solely to financial instruments that were outstanding as at the year-end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2019 and does not reflect the overall effect that changes in market variables would have on the Group's finance expenses.

December 31, 2019	Change of:	Would have changed 2019 after-tax profit by:
Share prices	+ 25%	$2.8 million
Share prices	- 25%	(2.8) million
December 31, 2018	Change of:	Would have changed 2018 after-tax profit by:
Share prices	+ 25%	$3.8 million
Share prices	- 25%	(3.8) million

Interest rate risk

The Group is exposed to the following interest rate risks:

-  cash flow interest rate risk on its cash and cash equivalents;

-  fair value interest rate risk on its embedded derivative associated with its Notes; and

-  interest rate risk on its senior secured revolving credit facilities.

The most material of these risks is the embedded derivative associated with its Notes. This analysis is based on values at December 31, 2019 and does not reflect the overall effect that changes in market variables would have on the group's finance expenses.

December 31, 2019	Change of:	Would have changed 2019 after-tax profit by:
Interest rates	+ 2.00%	$2.3 million
Interest rates	- 2.00%	(2.6) million
December 31, 2018	Change of:	Would have changed 2018 after-tax profit by:
Interest rates	+ 2.00%	$(3.3) million
Interest rates	- 2.00%	3.2 million

Refer to note 7 for information on the Group's cash and cash equivalents.

(ii) Credit risk

Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its obligations. The Group's maximum exposure to credit risk at the reporting date is represented by the carrying amount, net of any impairment losses recognized, of financial assets and non financial derivative assets recorded on the consolidated balance sheets. Refer to note 26a.

A large portion of the Group's cash and cash equivalents are represented by deposits with major Schedule 1 Canadian banks. Deposits and other investments with Schedule 1 Canadian banks represented 92% of total cash and cash equivalents as at December 31, 2019 (2018 - 74%). The Group's investment policy requires it to comply with a list of approved investment, concentration and maturity limits, as well as credit quality. Credit concentrations in the Group's short term investments are monitored on an ongoing basis.

Transactions involving derivatives are with counterparties the Group believes to be credit worthy.

Management has a credit policy in place that requires the Group to obtain credit insurance from an investment grade credit insurance provider to mitigate exposure to credit risk in its receivables. At December 31, 2019, approximately 96% of the Group's trade receivables were insured or payable by letters of credit (2018 - 95% were insured or payable by letters of credit). Insured receivables have a credit insurance deductible of 10%. The deductible and any additional exposure to credit risk is monitored and approved on an ongoing basis.

Two customers accounted for approximately 63% of total trade receivables as at December 31, 2019 (2018 - four customers accounted for approximately 78%). Credit risk for these customers is assessed as medium to low risk. As at December 31, 2019, none of the Group's trade receivables was aged more than 30 days (2018 - nil).

(iii) Liquidity risk

Liquidity risk is the risk that the Group will not be able to meet its obligations associated with financial liabilities. Hudbay's objective is to maintain sufficient liquid resources to meet operational and investing requirements.

The following summarizes the contractual undiscounted cash flows of the Group's non-derivative and derivative financial liabilities, including any interest payments, by remaining contractual maturity and financial assets used to manage liquidity risk. The table includes all instruments held at the reporting date for which payments had been contractually agreed at the reporting date. The undiscounted amounts shown are gross amounts, unless the liabilities will be settled net. Amounts in foreign currency are translated at the closing rate at the reporting date. When a counterparty has a choice of when an amount is paid, the liability is allocated to the earliest possible time period.

Dec. 31, 2019	Carrying amount	Contractual cash flows	12 months or less	13 - 36 months	37 - 60 months	More than 60 months
Assets used to manage liquidity risk
Cash and cash equivalents	$396,146	$396,146	$396,146	$-	$-	$-
Restricted cash	337	337	337	-	-	-
Trade and other receivables	91,046	91,046	89,451	-	-	1,595
Non-hedge derivative assets	1,712	1,712	1,712	-	-	-
	$489,241	$489,241	$487,646	$-	$-	$1,595
Non-derivative financial liabilities
Trade and other payables, including embedded derivatives	$(184,604)	$(184,604)	$(184,604)	$-	$-	$-
Other financial liabilities	(24,000)	(33,723)	(6,672)	(4,811)	(4,734)	(17,506)
Deferred Rosemont acquisition consideration	(24,491)	(30,000)	-	(10,000)	(20,000)	-
Long-term debt, including embedded derivatives	(991,558)	(1,350,540)	(72,165)	(149,500)	(1,128,875)	-
	$(1,224,653)	$(1,598,867)	$(263,441)	$(164,311)	$(1,153,609)	$(17,506)
Derivative financial liabilities
Embedded derivative	(9,074)	(9,074)	(9,074)	-	-	-
Non hedge derivative contracts	(10,295)	(10,295)	(10,295)	-	-	-
	(19,369)	(19,369)	(19,369)	-	-	-

Dec. 31, 2018	Carrying amount	Contractual cash flows	12 months or less	13 - 36 months	37 - 60 months	More than 60 months
Assets used to manage liquidity risk
Cash and cash equivalents	$515,497	$515,497	$515,497	$-	$-	$-
Trade and other receivables	126,311	136,913	112,258	11,440	13,215	-
Non-hedge derivative assets	6,628	6,628	6,628	-	-	-
	$648,436	$659,038	$634,383	$11,440	$13,215	$-
Non-derivative financial liabilities
Trade and other payables, including embedded derivatives	$(164,628)	$(164,628)	$(164,628)	$-	$-	$-
Other financial liabilities	(21,361)	(31,854)	(3,719)	(4,757)	(3,068)	(20,310)
Long-term debt, including embedded derivatives	(981,030)	(1,439,821)	(79,263)	(156,933)	(535,000)	(668,625)
	$(1,167,019)	$(1,636,303)	$(247,610)	$(161,690)	$(538,068)	$(688,935)
Derivative financial liabilities
Non-hedge derivative contracts	(2,634)	(2,634)	(2,634)	-	-	-
	$(2,634)	$(2,634)	$(2,634)	$-	$-	$-